(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

EMERGING ASIA
FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE           3    Ned Johnson on investing
                                   strategies.

FUND TALK                     4    The manager's review of fund
                                   performance, strategy and outlook.

INVESTMENT CHANGES            7    A summary of major shifts in the
                                   fund's investments over the past six
                                   months.

INVESTMENTS                   8    A complete list of the fund's
                                   investments with their market
                                   values.

FINANCIAL STATEMENTS          15   Statements of assets and liabilities,
                                   operations, and changes in net
                                   assets,
                                   as well as financial highlights.

NOTES                         19   Notes to the financial statements.

REPORT OF INDEPENDENT         24   The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS          25   Shareholder proxy voting results.

DIVIDENDS AND DISTRIBUTIONS   26   Dividend reinvestment and cash
                                   purchase plan.

OTHER FUND INFORMATION        29   Changes and updates.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT
COMPANY
ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF
ITS COMMON STOCK IN THE OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS,
CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Most Asian markets provided
poor returns during the 12
months ended October 31, 1995.
The Morgan Stanley Far East
ex-Japan Free Index - a
measure of Far East markets
excluding Japan - had a total
return of -7.54% during the
period. Difficulties in these
markets began in the latter part of
1994, when interest rate
increases and Mexico's
devaluation of the peso in
December triggered a significant
exodus of capital away from
emerging markets and back to
the U.S. Hong Kong was one of
the only stock markets that
posted a positive return during
the period. According to Morgan
Stanley Capital International, the
Hong Kong stock market
returned 0.8% for the 12 months
ended October 31, 1995. While
interest rates declined in most
developed countries during the
period, rates in most developing
Asian countries - where
economic growth remained
relatively strong - did not,
impacting companies' borrowing
costs and helping to cause
mounting trade deficits.
Performance in Asian markets
during the 12-month period ranged
from Korea (down 1.96%) and
Singapore (down 7.7%) to the
Philippines (down 22.36%) and
Taiwan (down 26.99%).
An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund, Inc.
Q. PETER, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended October 31, 1995, the fund had a total return of -11.08%, based on net asset value. (See Financial Highlights on page 18.) This compares to a total return of -13.29% for the customized Morgan Stanley Capital International Combined Asia ex-Japan (Free) including Taiwan index during the same time period. Remember, however, that this is a closed-end fund that trades on the New York Stock Exchange. So we also need to look at the fund's market value return, which reflects gains or losses in the fund's share price over the period. The market value return was -19.82%. This means that if you bought a share of the fund a year ago at $15.125, you could have sold it on October 31, 1995, for $11.875.
Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE?
A. Positive contributions came from stock selection in Taiwan, Indonesia, Thailand, Hong Kong and India. Negative contributions came from stock picking in Singapore and the Philippines. Underweighting Malaysia also contributed negatively to returns.
Q. HOW WOULD YOU DESCRIBE THE ENVIRONMENT IN WHICH YOU WERE INVESTING?
A. During the past six months, there was a pickup in investor sentiment, with most markets achieving positive returns. Interest rate-sensitive markets such as Hong Kong and Malaysia have benefited from a growing anticipation that U.S. interest rates would decline over the next year. Taiwan has been the weakest market, declining by 30% in the past six months. This has been the result of China/Taiwan political friction and a number of banking fraud cases. However, the economies in Asia have experienced some slowing in economic growth. The latest round of corporate results have either been in line with expectations or slightly below. Interim results in Singapore have been particularly weak, reflecting poor conditions in the ship repair sector. However, the electronics sector across the region has reported results above expectations, benefiting from strong exports.
Q. HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE PERIOD?
A. The fund's exposure to Thailand increased, particularly in the banking sector. I expect earnings to be above expectations as interest margins are maintained and loan growth remains strong. Also, the exposure to Malaysia increased in the financial and consumer sectors on the basis that interest rates had peaked and cash flow generation would receive greater focus by investors. A large holding was Public Bank, a conservatively managed bank that was increasing its loan portfolio and benefiting from its Hong Kong finance subsidiary. In the consumer sector, the fund increased its holding in Kian Joo Can, which benefited from its expansion into manufacturing plastic beverage bottles. The investment in Taiwan was reduced as many commodity prices - especially plastics and paper - showed signs of peaking. Among the major holdings, there was an emphasis on the Hong Kong financial sector and companies that could benefit from lower interest rates.
Q. WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE PERIOD?
A. Within the Taiwan holding, about one-third was invested in the electronic sector. These companies, mainly integrated circuit manufacturers, continued to benefit from the worldwide PC boom. While oversupply continued to be a concern, I think demand will exceed supply through 1996. In India, the fund increased its exposure to large manufacturing companies such as Bajaj Auto and Tata Engineering & Locomotive Ltd. These automotive companies have reported earnings above expectations, and benefited from strong volume. Finally, across the region, the fund continued to emphasize the consumption sector. Recently, the exposure to this sector was increased in Indonesia via the automotive company, Astra. Astra has been under a cloud due to its yen exposure. However, strong volume growth and increasing returns from its finance subsidiary will more than offset the negative impact from the strong yen.
Q. PETER, WHAT'S AHEAD FOR THE NEXT SIX MONTHS?
A. My outlook for the next six months is that the stock markets are likely to be less volatile than they were during the past 18 months. Economic growth in the region remains strong with the export sector, infrastructure spending and consumption all contributing to this strong growth. Some pockets of weakness, such as the current weakness in the Hong Kong and Singapore consumer sectors are likely to persist. In the long term, the fund could yield strong results, but in the short term, anything can happen.
FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Asian
emerging market issuers
START DATE: March 25, 1994
TRADING SYMBOL: FAE
SIZE: as of October 31, 1995,
more than $117 million
MANAGER: Peter Phillips,
since March 1994; joined
Fidelity in 1987
(checkmark)
PETER PHILLIPS ON THE CHINESE
ECONOMY:
"The Chinese economy
continues to show signs of
weakness. The slowdown
initiated by the government in
July 1993 is continuing with
tight credit controls. Recent
corporate results from
Chinese companies have
been terrible, with margins
being squeezed and large bad
debt problems.
"However, inflation is
decreasing, reported
corruption seems to be
declining and trade and
investment flows remain
strong. The Hong Kong and
Taiwan economies continue
to strengthen ties with
Mainland China. I expect the
fund to continue to focus on
companies in Taiwan and
Hong Kong rather than
investing directly in Chinese
companies."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1995
                                       % OF FUND'S    % OF FUND'S
                                       INVESTMENTS    INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

Hutchison Whampoa Ltd. Ord.            4.2            4.1

Sun Hung Kai Properties Ltd.           3.5            2.3

Bangkok Bank Ltd. (For. Reg.)          2.8            2.4

Malayan Banking BHD                    2.8            2.0

HSBC Holdings PLC                      2.5            0.0

Korea Electric Power Corp.             2.1            1.8

New World Development Co. Ltd.         2.0            1.1

Thai Military Bank Ltd. (For. Reg.)    1.9            1.0

Swire Pacific Ltd. Class A             1.9            1.9

Singapore Press Holdings Ltd. (For.    1.8            1.4
Reg.)

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                       % OF FUND'S    % OF FUND'S
                       INVESTMENTS    INVESTMENTS
                                      IN THESE MARKET
                                      SECTORS
                                      6 MONTHS AGO

Banks                  22.3           14.0

Real Estate            10.0           7.8

Electronics            5.9            6.7

Electrical Equipment   5.7            5.6

Electric Utilities     4.1            4.2

ASSET ALLOCATION
AS OF OCTOBER 31, 1995 AS OF APRIL 30, 1995
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 47.7
Row: 1, Col: 4, Value: 50.0
Row: 1, Col: 1, Value: 2.5
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 46.0
Row: 1, Col: 4, Value: 50.0
Stocks 97.7%
Bonds 0.5%
Short-term
investments 1.8%
Stocks 98.3%
Bonds 0.5%
Short-term
investments 1.2%

INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.7%
 SHARES VALUE (NOTE 1)
BANGLADESH - 0.1%
Advanced Chemical Industries  50,000 $ 161,964
HONG KONG - 24.1%
Cheung Kong Holdings Ltd. (warrants) (a)  3,600,000  810,213
China Light & Power Co. Ltd. (warrants) (a)  4,000,000  475,987
Consolidated Electric Power Asia Ltd.   310,000  627,514
Dah Sing Financial Holdings Ltd.   194,800  440,935
First Pacific Co. Ltd.   714,101  822,048
Great Eagle Holdings Ltd.   156,000  427,768
Hang Seng Bank  90,000  753,754
Hong Kong & China Gas Co. Ltd.   876,052  1,422,070
Hong Kong Telecommunications Ltd.   623,200  1,088,200
HSBC Holdings PLC  189,800  2,761,825
Hutchison Whampoa Ltd. Ord.   840,000  4,628,458
International Bank of Asia Ltd.   106,000  63,068
JCG Holdings Ltd.   1,344,000  982,189
Manhattan Card Co. Ltd.  810,000  345,737
New World Development Co. Ltd.  561,000  2,184,122
New World Infrastructure Ltd.   163,786  288,113
Sun Hung Kai Properties Ltd.   486,000  3,881,689
Swire Pacific Ltd. Class A  284,000  2,130,560
Varitronix International Ltd.   180,000  343,409
Wharf Holdings Ltd. (b)  412,000  1,390,866
Wing Hang Bank Ltd.   288,000  927,554
  26,796,079
INDIA - 6.4%
Apollo Hospitals Enterprises Ltd.   100,000  97,953
Bajaj Auto Ltd.  27,500  603,557
BPL Ltd.   22,000  56,287
Cosmo Films Ltd.   27,000  112,895
Crompton Greaves Ltd.   25,000  152,778
Digital Equipment  Ltd. (a)  70,000  184,211
East India Hotels Ltd.   12,000  181,053
Essel Packaging Ltd.   12,000  60,326
Essel Packaging Ltd. (New) (a)  4,000  18,000
Finolex Pipes Ltd. (a)  500  559
Grasim Industries Ltd.   30,000  475,263
Gujarat Gas Co. Ltd.   30,000  121,053
Himalayan Fund NV ISI (warrants) (a)  12,943  6,472
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDIA - CONTINUED
Hindalco Industries Ltd. GDR  10,000 $ 310,000
Housing Development Finance Corp. Ltd. (a)  12,300  979,447
India Cements Ltd.   25,000  202,485
Indian Rayon & Industries, Inc. GDR  4,000  45,000
Indian Rayon & Industries, Inc. GDR (b)  17,000  191,250
Industrial Credit & Investments Corp. Ltd.   90,000  249,778
Jai Prakash Industries Ltd.  80,000  92,398
Kotak Mahindra Finance Ltd.  19,000  83,447
Larsen and Toubro Ltd.   59,100  423,032
Mahindra & Mahindra Ltd.   30,000  286,579
Maral Overseas Ltd. (a)  45,000  48,684
Mukand Ltd.   15,000  115,658
Procter & Gamble Ltd.   10,000  124,269
Reliance Industries Ltd. GDS  10,000  147,500
RS Software Ltd.   30,000  28,289
Shyam Telecom Ltd.   16,800  68,281
Tata Engineering & Locomotive Ltd.   32,000  373,743
Tata Engineering & Locomotive Ltd. GDR  12,500  254,750
Tube Investments of India Ltd. GDR  35,000  112,000
TVS Suzuki  18,000  134,211
Unitech Ltd.   35,000  132,018
Zee Telefilms Ltd.   136,000  663,703
  7,136,929
INDONESIA - 5.1%
Astra International PT (For. Reg.)  376,500  754,327
Bank Danamon PT (For. Reg.)  52,500  76,288
Bank Dagang Nas Indonesia PT  427,000  380,747
Bukaka Teknik Utama (For. Reg.)  36,500  54,244
Gadjah Tunggal PT (For. Reg.)  113,500  72,468
Gudang Garam PT Perusahaan  132,000  1,147,953
Indocement Tunggal Prakarsa PT (For. Reg.)  123,000  454,954
Indofood Sukses Makmur (For. Reg.)  70,000  323,646
Indosat (Indonesia Satellite) sponsored ADR  22,400  742,000
Kabelmetal PT (For. Reg.)  120,000  110,964
Panin Bank PT (For. Reg.)  232,500  255,945
Sampoerna Hanjaya Mandala (For. Reg.)  74,500  688,904
Semen Cibinong PT (For. Reg.)  53,000  138,860
Semen Gresik (For. Reg.)  44,500  115,610
Tempo-Scan Pacific (For. Reg.)  55,000  295,465
  5,612,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 4.7%
Hyundai Engineering and Construction Co. Ltd. (a)  100 $ 5,438
Hyundai Engineering and Construction Co. Ltd. (RFD)  6  312
Hyundai Motor Service Co. Ltd.   2,200  118,186
Hyundai Motor Co. Ltd. sponsored GDR  7,500  129,375
Keumkang Ltd.   2,000  160,001
Korea Electric Power Corp.   52,000  2,285,257
Korea Mobile Telecommunications Corp.   390  345,516
LG Chemical Ltd.   648  15,329
LG Electronics, Inc. (RFD) (a)  349  14,915
Pohang Iron & Steel Co. Ltd.   4,000  379,502
Samsung Electronics Co. Ltd.:
 (vtg.)  5,991  1,335,144
 (bonus issued 3/95) (a)  732  161,200
 (bonus issued 7/95) (a)  83  17,953
Shinhan Bank  10,100  230,459
Shinhan Bank (New)  1,854  37,315
  5,235,902
MALAYSIA - 15.0%
Arab Malaysian Corp. BHD  100,000  336,449
Berjaya Sports Toto BHD  600,000  1,251,353
EON (Edaran Otomobil Nasional) BHD  171,000  1,345,794
Genting BHD  82,500  710,969
Kian Joo Can Factory BHD  271,500  1,068,372
Kwong Yik Bank BHD  422,000  871,815
Malayan Banking BHD  385,000  3,105,755
Malaysian Airlines Systems BHD  245,000  670,044
Malaysian Assurance Alliance BHD  48,000  194,550
New Straits Times Press BHD  80,000  251,845
Nylex Malaysia SDN BHD  304,000  891,215
Pacific & Orient BHD (a)  69,000  188,706
Petronas Gas BHD (a)  28,000  94,757
Petronas Gas BHD (warrants) (a)  26,000  45,426
Public Bank BHD (For. Reg.)  650,000  1,151,008
RJ Reynolds BHD  143,000  292,612
Resorts World BHD  114,000  556,262
Rothmans of Pall Mall Malaysia BHD  190,000  1,405,607
Tan Chong Motor Holdings BHD  170,000  159,882
Time Engineering BHD  189,000  483,424
United Engineers BHD  160,000  994,786
YTL Corp. BHD  103,000  559,331
  16,629,962
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PAKISTAN - 0.9%
Askari Commercial Bank (a)  86,250 $ 97,674
Askari Commercial Bank (rights) (a)  37,500  18,002
Askari Leasing Ltd. (a)  71,700  69,152
Askari Leasing Ltd. (rights) (a)  71,700  43,377
DG Kahn Cement Ltd.   100  99
Hub Power Co. Ltd. GDR (a)  42,000  693,000
National Development Leasing Corp.   43,750  21,865
Nishat Tek Ltd. (a)  1,630  1,358
Pak Electron Ltd. (a)  50  77
Sui Southern Gas Pipelines Ltd. (a)  19,000  16,798
  961,402
PHILIPPINES - 2.8%
Ayala Land, Inc. Class B  360,000  415,225
Benpress Holdings Corp. GDR (a)  1,400  8,050
Benpress Holdings Corp. GDR (a)(b)  6,930  41,580
C & P Homes, Inc. (a)(b)  19,000  12,236
Filinvest Land, Inc. Ord. (a)  117,000  31,488
Meralco Class B  114,000  850,288
Megaworld Properties & Holdings, Inc. (a)  290,000  144,944
Philippine Long Distance Telephone Co. sponsored ADR  18,200  1,021,475
Republic Glass Holdings Corp.   500,000  140,331
SM Prime Holdings, Inc. (a)  1,529,400  411,603
  3,077,220
SINGAPORE - 9.0%
Berger International  370,000  219,802
Cerebos Pacific Ltd.   28,000  174,257
City Developments Ltd.   117,000  724,010
Datacraft Asia Ltd.   220,000  135,300
DBS Land Ltd.   150,000  443,423
Development Bank of Singapore Ltd. (For. Reg.)  158,000  1,810,184
Hong Leong Finance Ltd. (For. Reg.)  110,000  332,956
Keppel Corp. Ltd.  87,000  713,720
Singapore Finance Ltd.   92,000  142,489
Singapore Finance Ltd. (warrants) (a)  11,000  5,757
Singapore International Airlines Ltd.   124,000  1,148,798
Singapore Land Ltd.   43,000  240,240
Singapore Press Holdings Ltd. (For. Reg.)  126,000  1,969,307
United Overseas Bank Ltd. (For. Reg.)  224,400  1,967,864
  10,028,107
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TAIWAN (FREE CHINA) - 17.2%
Acer, Inc.   798,636 $ 1,834,788
Asia Cement Corp.   605,000  892,244
Cathay Construction Co. Ltd.   249,000  269,419
Cathay Life Insurance Co. Ltd.  168,000  706,562
China Development  462,471  1,310,966
China Motor Co. Ltd.   320,000  450,587
China Steel Corp.   1,810,000  1,428,577
Compeq Manufacturing Co. Ltd.   199,000  553,044
Evergreen Marine  495,000  742,858
Far Eastern Textile Ltd.   609,500  621,086
First International Computer (a)  7,560  9,272
Formosa Chemical & Fibre  1,395,576  1,158,369
Formosa Plastic  535,730  762,294
Kinpo Electronics, Inc. (a)  47  47
Mosel Vitelic, Inc. (a)  121,000  383,351
Mosel Vitelic, Inc. (rights) (a)  20,207  374
Nan Ya Plastics Corp.   527,952  762,965
Phoenixtec Power Co. (a)  225,000  437,711
Siliconware Precision Industries Co. Ltd. (a)  252,793  618,236
Standard Foods Taiwan Ltd. (a)  294,000  675,436
Taiwan Glass  487,025  859,021
Taiwan Polypropylene Co. Ltd.   239,442  324,733
Taiwan Secom Co. (a)  292,500  731,602
Taiwan Semiconductor Manufacturing Co. Ltd. (a)  486,000  1,512,728
Taiwan Styrene Monomer (a)  120,000  176,085
United Micro Electronics Corp.   585,000  1,430,689
Yung Shin Pharmaceutical Industries Co. Ltd.  236,687  477,987
  19,131,031
THAILAND - 12.2%
Advanced Information Services (For. Reg.)  44,600  737,278
Bangkok Bank Ltd. (For. Reg.)  306,000  3,161,534
Bangkok Expressway PCL (For. Reg.) (a)  110,000  178,124
Dynamic Eastern Finance Thailand
1991 Co. Ltd. (For. Reg.) (a)  175,000  375,522
Electricity Generating PCL (For. Reg.)  44,300  151,393
Finance One PCL (For. Reg.)  84,000  517,385
General Finance & Securities PCL (For. Reg.) (a)  30,000  133,519
Grammy Entertainment PCL (For. Reg.) (a)  27,000  255,355
Krung Thai Bank (For. Reg.)  382,000  1,517,981
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
THAILAND - CONTINUED
Matichon Newspaper Group  26,900 $ 134,687
National Finance & Securities PCL (For. Reg.)  122,000  557,520
PTT Exploration & Production (For.) (a)  35,300  319,825
Siam Cement PCL (For. Reg.)  8,000  436,161
Siam Commercial Bank PCL (For. Reg.)  30,000  350,487
Telecomasia Corp. PCL (For. Reg.) (a)  180,000  532,883
Thai Farmers Bank PCL  96,000  793,483
Thai Military Bank Ltd. (For. Reg.)  543,200  2,136,968
Thai Telephone & Telecommunication PCL (For. Reg.) (a) 100,000 675,541 United Communication Industry PCL (For. Reg.) 51,000 644,467
  13,610,113
VIETNAM - 0.2%
Vietnam Enterprise Investments Ltd. (a)(b)  250,000  250,000
TOTAL COMMON STOCKS
(Cost $106,092,702)   108,631,084
CONVERTIBLE BONDS - 0.5%
  PRINCIPAL
  AMOUNT
INDIA - 0.5%
Essar Gujarat Ltd. euro 5 1/2%, 8/5/98   $ 250,000  246,250
Gujarat Ambuja Cement Ltd. euro
3 1/2%, 6/30/99    210,000  289,800
TOTAL CONVERTIBLE BONDS
(Cost $852,500)   536,050
REPURCHASE AGREEMENTS - 1.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 2,027,331  2,027,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $108,972,202)  $ 111,194,134
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,885,932 or 1.6% of net assets.
INCOME TAX INFORMATION
At October 31,1995, the aggregate cost of investment securities for income tax purposes was $108,997,252. Net unrealized appreciation aggregated $2,196,882, of which $11,913,843 related to appreciated investment securities and $9,716,961 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $2,183,000 all of which will expire on October 31, 2003.
For the period, interest and dividends from foreign countries were $2,440,024 or $0.29 per share. Taxes accrued or paid to foreign countries were $401,531 or $0.05 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries    6.3
Construction & Real Estate    15.0
Durables    4.5
Energy    0.4
Finance    28.5
Health    0.9
Holding Companies   1.4
Industrial Machinery &
 Equipment    6.1
Media & Leisure   5.2
Nondurables   5.1
Repurchase Agreements   1.8
Services    1.1
Technology    8.3
Transportation   4.6
Utilities   10.2
     100.0%
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                     $ 111,194,134
agreements of $2,027,000) (cost $108,972,202) -
See accompanying schedule

Cash                                                                          363

Foreign currency held at value                                                6,586,976
New Taiwan dollars (cost $6,779,182)

Receivable for investments sold                                               305,328

Dividends receivable                                                          196,782

Interest receivable                                                           5,697

Deferred organization expenses                                                127,500

 TOTAL ASSETS                                                                 118,416,780

LIABILITIES

Payable for investments purchased                                $ 368,252

Accrued management fee                                            97,957

Other payables and accrued expenses                               197,062

 TOTAL LIABILITIES                                                            663,271

NET ASSETS                                                                   $ 117,753,509

Net Assets consist of:

Paid in capital                                                              $ 118,177,524

Distributions in excess of net investment income                              (242,717)

Accumulated undistributed net realized gain (loss) on                         (2,208,384)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                 2,027,086
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 8,447,093 shares outstanding                                 $ 117,753,509

NET ASSET VALUE, ($117,753,509 (divided by) 8,447,093 shares)                 $13.94


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                          $ 2,353,576
Dividends

Interest                                                                    175,904

                                                                            2,529,480

Less foreign taxes withheld                                                 (270,283)

 TOTAL INCOME                                                               2,259,197

EXPENSES

Management fee                                             $ 1,207,437
Basic fee

 Performance adjustment                                     (20,522)

Transfer agent fees                                         12,929

Administrative fees and expenses                            242,133

Directors' compensation                                     50,290

Custodian fees and expenses                                 295,184

Registration fees                                           383

Audit                                                       89,086

Legal                                                       49,178

Taiwan stock dividend tax                                   131,248

Amortization of organization expenses                       38,250

Reports to shareholders                                     66,652

 TOTAL EXPENSES                                                             2,162,248

NET INVESTMENT INCOME                                                       96,949

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of          (1,401,377)
$120,016 on sales of investments in affiliated issuers)

 Foreign currency transactions                              (109,746)       (1,511,123)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (13,754,250)

 Assets and liabilities in foreign currencies               (239,081)       (13,993,331)

NET GAIN (LOSS)                                                             (15,504,454)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ (15,407,505)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED      MARCH 25, 1994
                                                          OCTOBER 31,     (COMMENCEMENT
                                                          1995            OF OPERATIONS) TO
                                                                          OCTOBER 31, 1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 96,949        $ 218,384
Net investment income

 Net realized gain (loss)                                  (1,511,123)     856,462

 Change in net unrealized appreciation (depreciation)      (13,993,331)    16,020,417

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (15,407,505)    17,095,263
FROM OPERATIONS

Distributions to shareholders                              (315,333)       -
From net investment income

 In excess of net investment income                        (746,725)       -

 From net realized gain                                    (856,462)       -

 In excess of net realized gain                            (193,253)       -

 TOTAL DISTRIBUTIONS                                       (2,111,773)     -

Share transactions                                         -               118,177,524
Net proceeds from sales of shares

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (17,519,278)    135,272,787

NET ASSETS

 Beginning of period                                       135,272,787     -

 End of period (including under (over) distribution of    $ 117,753,509   $ 135,272,787
net investment income of $(242,717) and
$128,073, respectively)

OTHER INFORMATION                                          -               8,447,093
Shares sold


FINANCIAL HIGHLIGHTS D
      YEAR ENDED    MARCH 25, 1994
      OCTOBER 31,   (COMMENCEMENT
      1995          OF OPERATIONS) TO
                    OCTOBER 31, 1994


SELECTED PER-SHARE DATA

Net asset value, beginning of period                         $ 16.01     $ 14.10

Income from Investment Operations

 Net investment income                                        .01         .03

 Net realized and unrealized gain (loss)                      (1.83)      1.97

 Total from investment operations                             (1.82)      2.00

Less Distributions                                            (.04) H     -
From net investment income

 In excess of net investment income                           (.09)       -

 From net realized gain                                       (.10) H     -

 In excess of net realized gain                               (.02)       -

 Total distributions                                          (.25)       -

Antidilution resulting from additional offering of shares     -           .02

Offering expenses                                             -           (.11)

Net asset value, end of period                               $ 13.94     $ 16.01

Market value, end of period                                  $ 11.875    $ 15.125

TOTAL RETURN A                                                (19.82)%    .83% B
Market value F

 Net asset value C                                            (11.08)%    14.27% E

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                      $ 117,754   $ 135,273

Ratio of expenses to average net assets                       1.79%       1.78% G

Ratio of net investment income to average net assets          .08%        .29% G

Portfolio turnover rate                                       69%         70% G


A TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
B TOTAL MARKET VALUE RETURN INCLUDES THE ONE TIME SALES LOAD OF 6% PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING.
C TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF ANTIDILUTION, OFFERING EXPENSES AND THE ONE TIME SALES LOAD.
F TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
G ANNUALIZED
H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company. The fund issued 7,093 shares of its common stock to Fidelity Management & Research Company (FMR) on March 17, 1994 for an aggregate purchase price of $100,011. On March 25, 1994, and April 25, 1994, the fund issued 7,750,000 and 690,000 shares of common stock, respectively, in its initial public offering.
There are 100,000,000 shares of $.001 par value common stock authorized. Commencing in the first calender quarter of 1997, and on each calendar quarter thereafter, the Board of Directors of the fund may, under certain circumstances, conduct a tender offer to repurchase ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable, based upon its current interpretation of the tax rules and regulations that exist in markets in which it invests. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. In addition, stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.
EXPENSES. The fund incurred organization and offering expenses in connection with its initial issuance of shares. The organization expenses of $191,250 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The offering expenses of $926,487 were paid from the proceeds of the offering and charged to capital.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the
Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $78,780,917 and $83,997,470, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment manager, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets. The fee is subject to a performance adjustment (up to a maximum of (plus/minus) .25%) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment took effect in March, 1995.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee, including any performance adjustment.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity International Limited (FIL), an affiliate of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL receives a monthly fee at an annual rate of
 .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Co., a division of FMR Corp.
5. CONCENTRATION OF RISK.
The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.
6. TAIWAN REPATRIATION
RESTRICTIONS.
Taiwan imposes a waiting period on the repatriation of both investment income and capital. Amounts paid to Taiwan may be remitted out of Taiwan after a waiting period, and realized capital gains and income on investments may be remitted out of Taiwan only at the conclusion of the fund's fiscal year.
7. TRANSACTIONS WITH
AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Panca Wiratama Sakti PT (For. Reg.) $ - $ 193,521 $ - $ -

8. QUARTERLY RESULTS OF
OPERATIONS (UNAUDITED).
    NET INCREASE
  NET NET (DECREASE)
  INVESTMENT GAIN IN NET ASSETS
 INVESTMENT INCOME (LOSS) ON RESULTING
 INCOME (a) (LOSS) INVESTMENTS  FROM OPERATIONS
  PER  PER  PER  PER
 TOTAL SHARE TOTAL SHARE TOTAL SHARE TOTAL SHARE
1995
For the quarters ended:
 January 31, 1995 $ 474,544 $ 0.06 $ (28,601) $ 0.00 $ (23,674,301) $
(2.80) $ (23,702,902) $ (2.81)
 April 30, 1995 $ 449,570 $ 0.05 $ (68,087) $ (0.01) $ 6,761,237 $ 0.80 $
6,693,150 $ 0.80
 July 31, 1995 $ 825,307 $ 0.10 $ 277,024 $ 0.03 $ 7,768,898 $ 0.92 $
8,045,922 $ 0.95
 October 31, 1995 $ 509,776 $ 0.06 $ (83,387) $ (0.01) $ (6,360,288) $
(0.75) $ (6,443,675) $ (0.76)
(A) NET OF FOREIGN TAXES WITHHELD.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Fidelity Advisor Emerging Asia Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
December 8, 1995
PROXY VOTING RESULTS


The Annual Meeting of the fund's shareholders was held on June 14, 1995. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class I Directors (Messrs. Johnson and Witham) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1998, or until their successors are duly elected and qualified; to elect two Class II Directors (Messrs. Burkhead and Yunich) to serve for a term expiring on the date of which the annual meeting of shareholders is held in 1996, or until their successors are duly elected and qualified; and to elect one Class III Director (Mr. van den Hoven) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1997, or until his successor is duly elected and qualified.
 # OF % OF
 SHARES VOTED SHARES VOTED
EDWARD C. JOHNSON 3RD (CLASS I DIRECTOR)
Affirmative  6,094,897 98.492
Withheld  93,313 1.508
 TOTAL  6,188,210 100.000
BERTRAM H. WITHAM, JR. (CLASS I DIRECTOR)
Affirmative  6,094,897 98.492
Withheld  93,313 1.508
 TOTAL  6,188,210 100.000
J. GARY BURKHEAD (CLASS II DIRECTOR)
Affirmative  6,094,897 98.492
Withheld  93,313 1.508
 TOTAL  6,188,210 100.000
DAVID L. YUNICH (CLASS II DIRECTOR)
Affirmative  6,094,897 98.492
Withheld  93,313 1.508
 TOTAL  6,188,210 100.000
HELMERT FRANS VAN DEN HOVEN (CLASS III DIRECTOR)
Affirmative  6,094,897 98.492
Withheld  93,313 1.508
 TOTAL  6,188,210 100.000
PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  6,096,199 98.513
Against  54,707 0.884
Withheld  37,304 0.603
 TOTAL  6,188,210 100.000
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Emerging Asia Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.


ADDRESS
Fidelity Advisor Emerging
Asia Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d, Director and President
J. Gary Burkhead, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Peter F. Phillips, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)